1 EXCHANGE AGREEMENT This EXCHANGE AGREEMENT (“Agreement”) is made and entered into as of June 22, 2015, by and between First NBC Bank Holding Company, a Louisiana corporation and registered bank holding company (“Company”), and Castle Creek Capital Partners IV, LP, a Delaware limited liability partnership (“Investor”). RECITALS: WHEREAS, Investor is, as of the date hereof, the record holder of 364,983 shares of Company’s Series C Convertible Preferred Stock (“Preferred Shares”); WHEREAS, Company issued the Preferred Shares to Investor under that certain Securities Purchase Agreement, dated June 29, 2011, between Company and Investor (“Securities Purchase Agreement”); and WHEREAS, Company and Investor desire to exchange (“Preferred Exchange”) all of the Preferred Shares owned of record by Investor for an equivalent number of shares of Company’s common stock, $1.00 par value (“Common Stock” and such shares of Common Stock exchanged for Preferred Shares, “Exchange Shares”), on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing and of the mutual representations, warranties, covenants and agreements contained in this Agreement, and other good, valuable and lawful consideration and cause, the receipt, sufficiency and validity of which are hereby acknowledged, the parties agree as follows: ARTICLE I. DEFINITIONS; INTERPRETATION Section 1.01 Definitions. In this Agreement, unless the context otherwise requires: “Bankruptcy Exception” means any limitation imposed by any bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or similar law affecting creditors’ rights and remedies generally and, with respect to enforceability, by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing, regardless of whether enforcement is sought in a proceeding at law or in equity. “Business Day” means any day other than a Saturday, a Sunday or a day on which Louisiana state banks are authorized or required to be closed. “Constituent Documents” means, with respect to any entity, its certificate or articles of incorporation, bylaws and any similar charter or other organizational documents. “Governmental Entity” means any governmental body, whether administrative, executive, judicial, legislative, regulatory, or taxing, including any international, federal, state, territorial, county, municipal or other government or governmental agency, arbitrator, authority, board, body, branch, bureau, or comparable agency or entity, commission, corporation, court, department, instrumentality, mediator, panel, system or other political unit or subdivision or other entity of any of the foregoing. “Material Adverse Effect” means any event, change, circumstance or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on (A) the ability of Company to consummate the transactions contemplated by this Agreement in a timely manner, or (B) the business, results of operation or financial condition of Company and its

2 consolidated subsidiaries taken as a whole, except for any such effects resulting from (i) changes in general business, economic or market conditions (including changes generally in prevailing interest rates, credit availability and liquidity, currency exchange rates and price levels or trading volumes in the United States or foreign securities or credit markets), or any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, in each case generally affecting the industries or geographic areas in which Company and its Subsidiaries operate, (ii) changes or proposed changes in GAAP or regulatory accounting requirements, or authoritative interpretations thereof, (iii) changes or proposed changes in securities, banking and other laws of general applicability or related policies or interpretations of Governmental Entities (in the case of each of these clauses (i), (ii) and (iii), other than changes or occurrences to the extent that such changes or occurrences have or would reasonably be expected to have a disproportionate adverse effect on Company and its consolidated subsidiaries taken as a whole relative to comparable U.S. banking or financial services organizations), (iv) changes in the market price or trading volume of Common Stock or any other equity, equity-related or debt securities of Company or its consolidated subsidiaries (it being understood and agreed that the exception set forth in this clause (iv) does not apply to the underlying reason giving rise to or contributing to any such change); or (v) actions or omissions of Company or any Subsidiary expressly required by the terms of the Preferred Exchange. “Subsidiary” has the meaning ascribed to that term in Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission. Section 1.02 Interpretation. The table of contents, headings and captions contained in this Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or any provision of this Agreement. When a reference is made in this Agreement to the Preamble or Recitals or a Section or Schedule, such reference is to the Preamble or Recitals to, a Section of, or Schedules to this Agreement unless otherwise indicated. Any agreement, instrument or statute defined or referred to in this Agreement or in any agreement or instrument that is referred to in this Agreement means such agreement, instrument or statute in effect as of the date of this Agreement unless the context in which the agreement, instrument or statute is used expressly provides otherwise. References to a person are also to its successors and permitted assigns. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of the Agreement. Each use of the plural is deemed to include the singular, and vice versa, in each case as the context requires. This Agreement is the product of negotiation by the parties, having assistance of counsel and other advisors. The parties intend that this Agreement not be construed more strictly with regard to one party than with regard to the other. All references to days in this Agreement are to calendar days, unless the context expressly otherwise provides, except that any time period provided for in this Agreement that ends on a day other than a Business Day will extend to the next Business Day. ARTICLE II. THE EXCHANGE; CLOSING Section 2.01 The Closing. A. Subject to the satisfaction or waiver of the closing conditions set forth in Section 2.02, the closing of the Preferred Exchange (“Closing”) will take place on the date hereof (“Closing Date”) remotely via the electronic exchange of documents and signature pages. B. At the Closing (i) Company will issue, or cause its transfer agent to issue, the Exchange Shares in the name of Investor in book entry form and deliver or cause to be delivered reasonably satisfactory evidence of such registration to Investor and (ii) Investor will deliver to Company

3 one or more certificates representing the Preferred Shares, together with an irrevocable stock power executed by Investor. Section 2.02 Conditions to Closing. A. The obligation of each party to consummate the Preferred Exchange is subject to the satisfaction or waiver, at or prior to the Closing, of the following conditions: (i) all approvals, non-objections or authorizations of all Governmental Entities required for the consummation of the Preferred Exchange will have been obtained or made in form and substance reasonably satisfactory to each party and will be in full force and effect and all applicable waiting periods, if any, will have expired; (ii) No action will have been taken, and no law, regulation or order will have been promulgated, enacted, entered, enforced or deemed applicable to the Preferred Exchange by any Governmental Entity, including the entry of a preliminary or permanent injunction, that would (1) make the Agreement or the transactions contemplated hereby, illegal, invalid or unenforceable in any material respect, (2) impose material limits on the ability of any party to this Agreement to consummate the transactions contemplated by this Agreement, or (3) otherwise prohibit or restrain the Preferred Exchange; and no proceeding before any Governmental Entity will have been threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (1) through (3) above; and (iii) The issuance of the Exchange Shares will not cause the number of shares of Common Stock owned by Investor, taking into account the effect of the Exchange Shares, to exceed 12.0% of the issued and outstanding shares of Common Stock. B. The obligation of Investor to consummate the Preferred Exchange is also subject to the satisfaction or waiver, at or prior to the Closing, of the following conditions: (i) The representations and warranties of Company in this Agreement will be true and correct, in all material respects, as of the date of this Agreement and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties will be true and correct in all material respects as of such other date); (ii) The covenants and obligations of Company to be performed or observed on or before the Closing Date under this Agreement will have been performed or observed in all material respects; and (iii) Investor shall have received a certificate signed on behalf of the Company by an executive officer certifying to the effect that the conditions set forth in Sections 2.02(B)(i)-(ii) have been satisfied. C. The obligation of Company to consummate the Preferred Exchange is also subject to the satisfaction or waiver, at or prior to the Closing, of the following conditions: (i) The representations and warranties of Investor in this Agreement will be true and correct, in all material respects, as of the date of this Agreement and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties will be true and correct in all material respects as of such other date); and

4 (ii) The covenants and obligations of Investor to be performed or observed on or before the Closing Date under this Agreement will have been performed or observed in all material respects. ARTICLE III. REPRESENTATIONS AND WARRANTIES OF COMPANY Company makes the following representations and warranties to Investor as of the date of this Agreement and as of the Closing Date. Section 3.01 Organization, Authority and Significant Subsidiaries. Company is duly organized, validly existing and in good standing under the laws of the State of Louisiana and has all necessary power and authority to own, operate and lease its properties and to carry on its business in all material respects as it is being currently conducted, and except as has not, individually or in the aggregate, had and would not reasonably be expected to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification. Each Subsidiary of Company that is a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act of 1933, as amended (“Securities Act”), including, without limitation, First NBC Bank, has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. The certificate of incorporation and bylaws of the Company, copies of which have been provided to Investor prior to the date hereof, are true, complete and correct copies of such documents as in full force and effect as of the date hereof. Section 3.02 Capitalization. The authorized capital stock of Company consists of 100,000,000 shares of Common Stock, 18,656,738 of which were issued and outstanding as of the date hereof. The outstanding shares of Common Stock have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and have not been issued in violation of the preemptive rights of any person and have been issued in compliance with applicable securities laws. As of the date hereof, Company does not have outstanding any securities or other obligations providing the holder the right to acquire Common Stock that is not reserved for issuance. The Common Stock is listed on the Nasdaq Global Select Market (“NASDAQ”). Section 3.03 Authorization and Enforceability. Company has the corporate power and authority to execute and deliver this Agreement and to carry out its obligations under this Agreement. The execution, delivery and performance by Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Company, and no further approval or authorization is required on the part of Company. This Agreement has been duly and validly executed and delivered by Company. Assuming due authorization, execution and delivery by Investor, this Agreement constitutes the legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms and conditions, except as enforceability may be limited by the Bankruptcy Exception. Section 3.04 Exchange Shares. The Exchange Shares have been duly and validly authorized by all necessary action, and, when issued and delivered in accordance with this Agreement, such Exchange Shares will be duly and validly issued and fully paid and non-assessable free and clear of any liens or encumbrances, will not be issued in violation of any preemptive rights, and will not subject the holder thereof to personal liability.

5 Section 3.05 Non-Contravention. A. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated by this Agreement, constitutes or will constitute (i) a breach or violation of any provision of the Constituent Documents of Company; (ii) a violation of any law, regulation or order applicable to Company or any Subsidiary or any of their respective properties or assets; or (iii) a breach or violation of, a conflict with, the loss of any benefit under, a default (or an event which, with notice or the lapse of time, or both, would constitute a default) under, an event of termination or cancellation under, an event giving rise to acceleration of the performance required by or rights or obligations under, or an event resulting in the creation of any lien upon any of the properties or assets of Company or any Subsidiary under, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license or similar authorization to which Company or any Subsidiary is a party, or by which it or any of its properties, assets or business activities may be bound or affected, except, in the case of clauses (ii) and (iii), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. B. Other than the filing of a current report on Form 8-K with the Securities and Exchange Commission (“SEC”), such filings and approvals as are required to be made or obtained under any state “blue sky” laws, and such consents and approvals that have been made or obtained, no approval, consent, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other third party is required to be made or obtained by Company in connection with the execution, delivery or performance of this Agreement or to consummate the transactions contemplated by this Agreement. The issuance of the Exchange Shares will not require a Listing of Additional Shares notification to be submitted to NASDAQ. Section 3.06 Anti-Takeover Provisions. The consummation of the transactions contemplated by this Agreement will not be subject to any “moratorium,” “control share,” “fair price,” “interested stockholder” or other anti-takeover laws and regulations under the laws of the State of Louisiana or the Constituent Documents of Company. Section 3.07 No Material Adverse Effect. Since December 31, 2014, no fact, circumstance, event, change, occurrence, condition or development has occurred that, individually or in the aggregate, has had or would reasonably be likely to have a Material Adverse Effect. Section 3.08 Offering of Securities. Neither Company nor any person acting on its behalf has taken any action (including any offering of any securities of Company under circumstances which would require the integration of such offering with the offering of the Exchange Shares under the Securities Act and the rules and regulations of the SEC promulgated thereunder), which might subject the offering, issuance or sale of the Exchange Shares to Investor under this Agreement to the registration requirements of the Securities Act. Section 3.09 Brokers and Finders. No broker, finder or investment banker is entitled to any financial advisory, brokerage, finder’s or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Company or any Company Subsidiary for which Investor could have any liability. ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF INVESTOR Investor makes the following representations and warranties to Company as of the date of this Agreement and as of the Closing Date.

6 Section 4.01 Organization; Authority. Investor is an entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Investor of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Investor, and no further approval or authorization is required on the part of Investor. This Agreement has been duly and validly executed and delivered by Investor. Assuming due authorization, execution and delivery by Company, this Agreement constitutes the legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms and conditions, except as enforceability may be limited by the Bankruptcy Exception. Section 4.02 No Conflicts. The execution, delivery and performance by Investor of this Agreement and the consummation by Investor of the transactions contemplated hereby will not (A) result in a violation of the Constituent Documents of Investor; (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to any other person any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Investor is a party; or (C) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Investor, except in the case of clauses (B) and (C) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Investor to consummate the transactions contemplated by this Agreement. ARTICLE V. ADDITIONAL AGREEMENTS Section 5.01 Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Preferred Exchange, as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and will use commercially reasonable efforts to cooperate with the other party to that end. Section 5.02 Certain Notifications. From the date hereof until the Closing, each party will promptly notify the other party (A) of any fact, event or circumstance of which it becomes aware and which would reasonably be likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect or to cause any covenant or agreement of such party contained in this Agreement not to be complied with or satisfied in any material respect or (B) of any action or proceeding pending or, to the knowledge of such party, threatened against such party that questions or might question the validity of this Agreement or seeks to enjoin or otherwise restrain the transactions contemplated hereby; provided, however, that delivery of any notice in accordance with this Section will not limit or affect any rights of or remedies available to such other party. Section 5.03 Unregistered Exchange Shares. A. Investor acknowledges that the Exchange Shares have not been registered under the Securities Act or under any state securities laws and are being issued in reliance on an exemption from federal securities registration under Section 3(a)(9) of the Securities Act. As a result, Investor agrees that the Exchange Shares may be disposed of only under an effective registration statement under, and in compliance with the requirements of, the Securities Act, or in accordance with an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws.

7 B. Certificates evidencing the Exchange Shares will bear a restrictive legend in substantially the following form, until such time as they are not required under applicable law: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPANY OR (II) UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF A SELLER REPRESENTATION LETTER) THAT THE SECURITIES MAY BE SOLD IN ACCORDANCE WITH SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES. C. Company will take such action as may be necessary and appropriate to cause its transfer agent to issue to Investor new book entry Exchange Shares without such restrictive legends as set forth in Section 5.03(B) in exchange for the book entry shares issued to Investor under Section 2.01B of this Agreement upon the earliest to occur of the following: (i) such Exchange Shares are registered for resale under the Securities Act, (ii) such Exchange Shares are sold or transferred under Rule 144 promulgated under the Securities Act (“Rule 144”), or (iii) such Exchange Shares are eligible for sale under Rule 144, without the requirement for Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Section 5.04 Certain Transactions. In the event of a sale by Company of all or substantially all of its assets by means of an asset sale (but not by merger or consolidation or other transaction pursuant to which the acquiring party would by operation of law assume the contractual obligations of Company), Company will require the purchaser to agree in writing to assume all of Company’s obligations under this Agreement in the same manner and to the same extent that Company would be required to perform them, absent such sale. Section 5.05 Transfer of Exchange Shares. Subject to compliance with applicable securities laws, Investor shall be permitted to transfer, sell, assign or otherwise dispose of (“Transfer”) all or a portion of the Exchange Shares at any time, and Company shall take all steps as may be reasonably requested by Investor to facilitate the Transfer of the Exchange Shares. ARTICLE VI. MISCELLANEOUS Section 6.01 Termination. This Agreement may be terminated at any time prior to the Closing:

8 A. By either party, if the Closing has not occurred by June 30, 2015; provided, however, that if the Closing has not occurred by such date, the parties will consult in good faith to determine whether to extend the term of this Agreement, it being understood that the parties will be required to consult only until the fifth day after such date and not be under any obligation to extend the term of this Agreement thereafter; provided, further, that the right to terminate this Agreement under this Section 6.01 will not be available to any party whose breach of any representation or warranty or failure to perform any obligation under this Agreement will have caused or resulted in the failure of the Closing to occur on or prior to such date; B. By either party, in the event that any Governmental Entity has issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement (or if any such Governmental Entity informs Investor or Company that it intends to disapprove any notice or application required to be filed by such party in order to consummate the transactions contemplated by this Agreement) and such order, decree, ruling or other action will have become final and non-appealable; or C. Upon the mutual written consent of Investor and Company. The power of termination provided for by this Section 6.01 may be exercised only by a notice given in writing, as provided in Section 6.06. If this Agreement is terminated, neither party will have any further liability or obligation under this Agreement; provided, however, that termination will not relieve a party from any liability for any breach by it occurring prior to termination. Section 6.02 Survival of Representations and Warranties. The representations and warranties of Investor contained herein will not survive the Closing. The representations and warranties of Company will survive the Closing for a period of six (6) months; provided that the representations and warranties of the Company in Sections 3.01, 3.02, 3.03 and 3.04 will survive indefinitely. Section 6.03 Amendment; Extension; Waiver. Company and Investor may amend this Agreement, extend the time for the performance of any obligations or other acts of any other party to this Agreement, waive any inaccuracy in the representations and warranties contained in this Agreement, or waive compliance with any agreements or conditions contained in this Agreement by an instrument signed in writing by or on behalf of each party. No party to this Agreement will by any act (other than a written instrument) be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions of this Agreement. No failure to exercise, nor any delay in exercising, any right, power or privilege hereunder by any party will operate as a waiver. No waiver of any provision, or any portion of any provision, of this Agreement will constitute a waiver of any other part of the provision or any other provision of this Agreement, nor will it operate as a waiver, or estoppels with respect to, any subsequent or other failure. Notwithstanding the foregoing, a party may unilaterally waive a right that is solely applicable to it. The rights and remedies herein provided will be cumulative of any rights or remedies provided by law. Section 6.04 Governing Law. This Agreement and the rights and obligations of the parties subject to this Agreement will be governed by, and construed in accordance with, the laws of the State of Louisiana, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws. Each party irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law,

9 any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Section 6.06 Notices. Any and all notices or other communications or deliveries required or permitted to be provided under this Agreement will be in writing and will be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered by facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the applicable facsimile number specified below prior to 5:00 p.m., New Orleans, Louisiana time, on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered by facsimile at the applicable facsimile number specified below on a day that is not a Business Day or later than 5:00 p.m., New Orleans, Louisiana time, on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications will be as follows: If to Company: First NBC Bank Holding Company 210 Baronne Street New Orleans, Louisiana 70112 Attention: Ashton J. Ryan, Jr. Fax: (504) 671-3801 Electronic mail: aryanjr@firstnbcbank.com With a copy to: Fenimore, Kay, Harrison & Ford, LLP 812 San Antonio Street, Suite 600 Austin, Texas 78701 Attention: Geoffrey S. Kay Fax: (512) 583-5940 Electronic mail: gkay@fkhpartners.com If to Investor: Castle Creek Capital Partners IV, LP c/o Castle Creek Capital LLC 6051 El Tordo Rancho Santa Fe, California 92067 Attention: Mark Merlo Facsimile: (858) 759-8301 Email: mmerlo@castlecreek.com With a copy to: Klee, Tuchin, Bogdanoff & Stern LLP 1999 Avenue of the Stars, 39th Floor Los Angeles, California Attention: Vijay S. Sekhon Fax: (310) 407-9090 Email: vsekhon@ktbslaw.com

10 Section 6.07 Assignment. No party to this Agreement will assign this Agreement or any of its rights or obligations, in whole or in part, without the prior written consent of the other party. Subject to the foregoing, this Agreement will be binding upon and will inure to the benefit of the respective legal representatives, successors and permitted assigns of the parties. Section 6.08 Severability. If any provision of this Agreement, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties. Section 6.09 No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than Company and Investor any benefit, right or remedies. Section 6.10 Entire Agreement, etc. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. For the avoidance of doubt, the Securities Purchase Agreement will remain in full force and effect, but will be deemed amended hereby, and any provisions in this Agreement that supplement, duplicate or contradict any provision of the Securities Purchase Agreement will be deemed to supersede the corresponding provision of the Securities Purchase Agreement from and after the effective date hereof. Section 6.11 Counterparts. This Agreement may be signed in multiple counterparts, each of which will be deemed an original, and all counterparts together will be deemed to be one and the same Agreement. A telecopy, facsimile or electronic scan in “PDF” format of a signed counterpart of this Agreement will be sufficient to bind the party or parties whose signature(s) appear thereon. Section 6.12 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties will be entitled (without the necessity of posting a bond) to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity. Section 6.13 Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement will be borne and paid by the party incurring the expense.

11 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above. FIRST NBC BANK HOLDING COMPANY By: /s/ Ashton J. Ryan, Jr. Ashton J. Ryan, Jr. President and Chief Executive Officer CASTLE CREEK CAPITAL PARTNERS IV, L.P. By: Castle Creek Capital IV LLC, its general partner By: /s/ Mark Merlo Name: Mark Merlo Title: Managing Principal